Property and Equipment	12 Months Ended
Nov. 30, 2016
Property, Plant and Equipment [Abstract]
Property and Equipment
Property and Equipment
Property and equipment consisted of the following (in millions):

	November 30,
	2016		2015
Ships, including ship improvements	$44,122		$42,401
Ships under construction	725		839
	44,847		43,240
Land, buildings and improvements, including leasehold improvements and port facilities	1,086		1,067	(b)
Computer hardware and software, transportation equipment and other	1,591		1,389
Total property and equipment	47,524		45,696	(b)
Less accumulated depreciation and amortization	(15,095)		(13,878)	(b)
	$32,429	(a)	$31,818	(a) (b)

(a)
At November 30, 2016 and 2015, the net carrying values of ships and ships under construction for our North America, EAA, Cruise Support and Tour and Other segments were $19.5 billion, $11.2 billion, $0.3 billion and $0.1 billion and $18.5 billion, $11.7 billion, $0.3 billion and $0.1 billion, respectively.

(b)
On December 1, 2015, we adopted the amended guidance issued by FASB regarding accounting for Service Concession Arrangements and, accordingly, reclassified $70 million from Property and Equipment, Net to Other Intangibles on our November 30, 2015 Consolidated Balance Sheet (see "Note 2 - Summary of Significant Accounting Policies").

Ships under construction include progress payments for the construction of new ships, as well as design and engineering fees, capitalized interest, construction oversight costs and various owner supplied items. Capitalized interest amounted to $26 million in 2016, $22 million in 2015 and $21 million in 2014.
Repairs and maintenance expenses, including minor improvement costs and dry-dock expenses, were $963 million in 2016, $1.0 billion in 2015 and $936 million in 2014.

Sales of Ships

In March 2016, we entered into a bareboat charter/sale agreement for a 1,550-passenger capacity ship, which will be chartered to an unrelated entity from April 2017 through 2027. Under this agreement, ownership of the ship will be transferred to the buyer in 2027.

In 2014, we entered into a bareboat charter/sale agreement for a 1,490-passenger capacity ship, which was chartered to an unrelated entity from December 2014 through August 2021. Under this agreement, ownership of the ship will be transferred to the buyer in August 2021. We are recognizing the charter revenue over the term of the agreement.

In 2014, we sold a 670-passenger capacity ship for a total gain of $24 million, of which $14 million was recognized in the fourth quarter of 2014 as a reduction in other ship operating expenses. We provided $66 million of financing to the buyer, which is due in semi-annual installments through November 2019. The remaining gain of $10 million was recognized as a reduction in other ship operating expenses over the term of the bareboat charter agreement through March 2016.
In 2014, we entered into a bareboat charter/sale agreement for a 1,440-passenger capacity ship, which was chartered to an unrelated entity from January 2015 through March 2025. Under this agreement, ownership of the ship will be transferred to the buyer in March 2025. We are recognizing the charter revenue for this agreement over the term of the agreement.

During the second quarter of 2014, an 830-passenger capacity ship was sold and we recognized a $37 million gain as a reduction in other ship operating expenses.
See Note 11 - “Fair Value Measurements, Derivative Instruments and Hedging Activities” for a discussion regarding ship impairments.